Exh. 12(a)(1)(ii)

                              LETTER OF TRANSMITTAL
                       TO ACCOMPANY SHARES OF COMMON STOCK
                   OR ORDER TENDER OF UNCERTIFICATED SHARES OF
                           THE FRANCE GROWTH FUND INC.
                         TENDERED PURSUANT TO THE OFFER
                             DATED JANUARY 31, 2001


     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT EASTERN TIME, ON FEBRUARY 28, 2001, UNLESS THE OFFER IS EXTENDED.


                               ----------------


                                   THE DEPOSITARY FOR THE OFFER IS:
                                               PFPC INC.

                                         DEPOSITARY ADDRESSES:

        BY FIRST CLASS MAIL:           BY REGISTERED, CERTIFIED                     BY HAND:
                                          OR EXPRESS MAIL OR
                                          OVERNIGHT COURIER:
               PFPC Inc.                       PFPC Inc.                Securities Transfer & Reporting
c/o EquiServe Trust Company, N.A   c/o EquiServe Trust Company, N.A.             Services, Inc.
      Attn: Corporate Actions           Attn: Corporate Actions        c/o EquiServe Trust Company, N.A.
            P.O. Box 43025                40 Campanelli Drive                  100 William Street
     Providence, RI 02940-3025            Braintree, MA 02184                  New York, NY 10038


--------------------------------------------------------------------------------
 DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED AND COMPLETE THE SUBSTITUTE W-9 SET FORTH BELOW. THE INSTRUCTIONS ACCOMPANYING THIS LETTER SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------------|
            NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S):                  |                 SHARE(S) TENDERED***               |
(PLEASE FILL IN, IF BLANK, AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))      |   (ATTACH ADDITIONAL SIGNED SCHEDULE IF NECESSARY) |
------------------------------------------------------------------------------+----------------------------------------------------|
                                                                              |                |       TOTAL      |                |
                                                                              |                |     NUMBER OF    |                |
                                                                              |                |      SHARES      |     NUMBER     |
                                                                              |                |    REPRESENTED   |       OF       |
                                                                              |   CERTIFICATE  |        BY        |     SHARES     |
                                                                              |    NUMBER(S)*  |   CERTIFICATES   |    TENDERED**  |
                                                                              |----------------+------------------+----------------|
                                                                              |                |                  |                |
                                                                              |                |                  |                |
                                                                              |----------------+------------------+----------------|
                                                                              |                |                  |                |
                                                                              |----------------+------------------+----------------|
                                                                              |                |                  |                |
                                                                              |----------------+------------------+----------------|
                                                                              |  TOTAL SHARES  |                  |                |
                                                                              |    TENDERED    |                  |                |
------------------------------------------------------------------------------------------------------------------------------------
  *    Need not be completed by Shareholders who tender Shares by book-entry transfer.
  **   Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 5.
  ***  If the Shares being tendered are Shares held by the Transfer Agent pursuant to the Fund's dividend reinvestment plan,
       Shareholders should so indicate on page 3.
------------------------------------------------------------------------------------------------------------------------------------

[_] I HAVE LOST MY CERTIFICATE(S) FOR SHARES OF STOCK OF THE FUND AND REQUIRE ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S). SEE INSTRUCTION 3.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

     This Letter of Transmittal is to be used (a) if certificates for Shares (as defined below) are to be forwarded herewith, or (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan are to be tendered, or (c) if tenders are to be made by book-entry transfer to any of the accounts maintained by the Depositary at the Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedure set forth in Section 4, "Procedures for Tendering Shares," of the Fund's Offer to Purchase dated January 31, 2001 (the "Offer to Purchase"). Shareholders whose certificates are not immediately available or who cannot deliver certificates for Shares (other than uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan) or deliver confirmation of the book-entry transfer of their Shares into the Depositary's account at the Book-Entry Transfer Facility and all other documents required hereby to the Depositary prior to 12:00 Midnight Eastern time, on the Expiration Date may nevertheless tender their Shares according to the guaranteed delivery procedures set forth in Section 4, "Procedures for Tendering Shares," of the Offer to Purchase. See Instruction 2 below. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.


[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                   ---------------------------------------------

     Account Number:                         Transaction Code Number:
                    -------------------------                        -----------

     If the tendered Shares are being tendered by a Nominee Holder on behalf of its customers, please state the number of customer accounts for whose benefit the tender is made:
                                ------------------------------------------------

[_] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s):
                                    --------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------

     Name of Institution which Guaranteed Delivery:
                                                   -----------------------------

     Account Number (if delivered by book-entry transfer):
                                                          ----------------------


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                PLEASE READ THE ACCOMPANYING DOCUMENTS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to The France Growth Fund Inc., a Maryland corporation (the "Fund"), the shares of the Fund's Common Stock, $0.01 par value per share (the "Shares") described below, at a price per share (the "Purchase Price") equal to 98% of the net asset value in U.S. dollars ("NAV") per Share as of the close of regular trading on the New York Stock Exchange on February 28, 2001, or such later date to which the Offer is extended, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer"). The "Expiration Date" of the Offer is 12:00 midnight Eastern time, on February 28, 2001. If the Fund, in its sole discretion, shall have extended the period for which the Offer is open, the "Expiration Date" shall mean the latest time and date on which the Offer, as so extended by the Fund, shall expire.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Shares that are being tendered hereby and that are being accepted for purchase pursuant to the Offer (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Expiration Date) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such dividends, distributions, other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for such Shares (and any such other dividends, distributions, other Shares or securities or rights) or transfer ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price, (b) present such Shares (and any such other dividends, distributions, other Shares or securities or rights) for transfer on the books of the Fund, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Expiration Date); (b) when and to the extent the Fund accepts the Shares for purchase, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, proxies, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all dividends, distributions, other Shares or securities or rights issued or issuable in respect of such Shares on or after the Expiration Date); and (d) the undersigned has read and agreed to all of the terms of the Offer.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date in accordance with Section 5, "Withdrawal Rights," of the Offer to Purchase. After the Expiration Date, tenders made pursuant to the Offer will be irrevocable except as provided in the Offer to Purchase.


     THE UNDERSIGNED TENDERS ALL UNCERTIFICATED SHARES THAT MAY BE HELD IN THE NAME OF THE REGISTERED HOLDER(S) BY THE FUND'S TRANSFER AGENT PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.

                           _____ YES         _____ NO

Note: If you do not check either of the boxes above, uncertificated Shares, if any, held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment and cash purchase plan will not be tendered.

                                    ODD LOTS
                              (SEE INSTRUCTION 13)

     This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of not more than 99 Shares. The undersigned either (check only one box):

[_] Is the beneficial or record owner of an aggregate of not more than 99 Shares, all of which are being tendered; or

[_]  Is a broker,  dealer,  commercial bank, trust company or other nominee that
     (a) is tendering for the beneficial owner(s) thereof Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of not more than 99 Shares and is tendering all of such Shares;

and, in either case, hereby represents that the above indicated information is true and correct as to the undersigned.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 4, "Procedures for Tendering Shares," of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Shares tendered hereby, or may accept for purchase fewer than all of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that either the Special Delivery Instructions or the Special Payment Instructions are completed, please return such certificates to the person or persons so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares so tendered. The undersigned further recognizes that the Special Payment Instructions and the Special Delivery Instructions are not applicable to Shares tendered by book-entry transfer, nor to uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan which may be tendered hereby.

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                          (SEE INSTRUCTIONS 6, 7 AND 8)

     To be completed ONLY if certificates for Shares not tendered or not purchased are to be issued in the name of and sent to someone other than the undersigned.

  Issue Certificate to:



  Name ______________________________________________________________________
                                (PLEASE PRINT)

  Address ___________________________________________________________________

  ___________________________________________________________________________
                            (CITY, STATE, ZIP CODE)


                      Complete Payer Substitute Form W-9

  ___________________________________________________________________________
              (TAXPAYER IDENTIFICATION (SOCIAL SECURITY) NUMBER)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 6, 7 AND 8)

     To be completed ONLY if certificates for Shares not tendered or not purchased are to be issued in the name of the undersigned, but sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

  Mail Certificate to:



  Name ______________________________________________________________________
                                (PLEASE PRINT)

  Address ___________________________________________________________________

  ___________________________________________________________________________
                            (CITY, STATE, ZIP CODE)

--------------------------------------------------------------------------------

                                    SIGN HERE

         (IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 HEREIN)



     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

                        (SIGNATURES OF SHAREHOLDER(S))


                         Dated: -----------------------

     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.)

   Name(s) ---------------------------------------------------------------------


     ---------------------------------------------------------------------------

                                (PLEASE PRINT)

     Capacity (Full Title) ----------------------------------------------------


    Address --------------------------------------------------------------------

        ------------------------------------------------------------------------
         CITY                              STATE                       ZIP CODE

     Area Code and Telephone Number --------------------------------------------

     Employer Identification or Social Security Number -------------------------

                           GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 1 AND 6)

     Authorized Signature(s) --------------------------------------------------

     Name ---------------------------------------------------------------------

     --------------------------------------------------------------------------

                                 (PLEASE PRINT)

     Name of Firm --------------------------------------------------------------

    Address --------------------------------------------------------------------


        ------------------------------------------------------------------------
         CITY                              STATE                       ZIP CODE

     Dated: -----------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" herein, or (ii) if such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD"), a commercial bank, credit union, savings association or trust company having an office, branch or agency in the United States, or other entity which is a member in good standing of a stock transfer association's approved medallion program (each being hereinafter referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only (a) if certificates are to be forwarded herewith, (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan are to be tendered, or (c) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 4, "Procedures for Tendering Shares," of the Offer to Purchase. Certificates for all physically tendered Shares, or confirmation of a book- entry transfer in the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, together, in each case, with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 12:00 midnight Eastern time, on the Expiration Date. Shareholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary prior to 12:00 midnight Eastern time, on the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer prior to the Expiration Date, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, which must be received by the Depositary prior to the Expiration Date, and by otherwise complying with the guaranteed delivery procedures set forth in Section 4, "Procedures for Tendering Shares," of the Offer to Purchase. Pursuant to such procedures, the certificates for all physically tendered Shares, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, and all other documents required by this Letter of Transmittal must be received by the Depositary within three business days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 4, "Procedures for Tendering Shares," of the Offer to Purchase.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

     No alternative, conditional or contingent tenders will be accepted. All tendering Shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of Shares.

     3. LOST CERTIFICATES. In the event that any Shareholder is unable to deliver to the Depositary the Fund Certificate(s) representing his, her or its Shares due to the loss or destruction of such Certificate(s), such fact should be indicated on the face of this Letter of Transmittal. In such case, the Shareholder should also contact the Depositary, at their number 800-331-1710, to report the lost securities. The Depositary will forward additional documentation which such shareholder must complete in order to effectively surrender such lost or destroyed Certificate(s) (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed Certificates, but surrenders hereunder regarding such lost certificates will be processed only after such documentation has been submitted to and approved by the Depositary.

     4. INADEQUATE SPACE. If the space provided is inadequate, the certificate numbers and/or number of Shares should be listed on a separate signed schedule attached hereto.

     5. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to Shareholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Letter of Transmittal, as soon as practicable after the Repurchase Request Deadline. All Shares represented by certificates listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

     6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.


      (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) on the face of the certificates.

      (b) If any of the tendered Shares are held of record by two or more joint holders, ALL such holders must sign this Letter of Transmittal.

      (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of certificates.

      (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the endorsements or signatures on the stock powers, as the case may be, must be signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

      (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Fund of their authority to so act.

      (f) If this Letter of Transmittal is signed by a person(s) other than the registered holder(s) of the certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates of stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

     7. STOCK TRANSFER TAXES. Except as set forth in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal, and the Fund will pay all stock transfer taxes, if any, with respect to the transfer and sale of Shares to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted by the Fund's Offer to Purchase) if Shares not tendered or not purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     8. TENDER OF MORE THAN 3,018,000 SHARES. If more than 3,018,000 Shares are duly tendered prior to the expiration of the Offer (and not timely withdrawn), the Fund will purchase Shares from tendering Shareholders, in accordance with the terms and conditions specified in the Offer to Purchase, on a pro rata basis (disregarding fractions), in accordance with the number of Shares duly tendered by each Shareholder during the period the Offer is open (and not timely withdrawn), unless the Fund determines not to purchase any Shares; however, the Fund will accept all Shares tendered by any Shareholder who owns, beneficially or of record, an aggregate of not more than 99 Shares and who tenders all such Shares by means of the Letter of Transmittal tendered by or on behalf of that Shareholder. Certificates representing Shares tendered but not purchased will be returned promptly following the termination, expiration or withdrawal of the Offer, without further expense to the tendering Shareholder.

     9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the person signing this Letter of Transmittal or if such certificates are to be sent to someone other than the person signing this Letter of Transmittal or to the person signing this Letter of Transmittal at an address other than that shown above, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

     10. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of any particular Shares (i) determined by it not to be in proper form or (ii) the acceptance of or payment for which may, in the opinion of the Fund's counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer, in whole or in part, or any defect or irregularity in tender of any particular Shares or Shareholder, and the Fund's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Fund, the Depositary, the Information Agent or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. Unless waived, any defects or irregularities must be cured within such time as the Fund shall determine.

     11. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Requests for assistance should be directed to, and additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent at the address set forth at the end of this Letter of Transmittal, or from your broker, dealer, commercial bank, trust company, or other nominee. The Information Agent will also provide Shareholders, upon request, with a Certificate of Foreign Status (Form W-8).

     12. BACKUP WITHHOLDING. Unless an exemption applies or a shareholder is claiming to be an exempt recipient on the basis of foreign status, the requirements for which are described below, each shareholder that desires to participate in the Offer must provide the Depositary with the Shareholder's taxpayer identification number on the Substitute Form W-9 set forth in this Letter of Transmittal, with the required certifications being made under penalties of perjury. If the Shareholder is an individual, the taxpayer identification number is his or her social security number. If the Depositary is not provided with the correct taxpayer identification number, the Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding.

     If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the Shareholder with respect to Shares purchased pursuant to the Offer. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding may result in an overpayment of taxes for which a refund may be obtained by the Shareholder from the Internal Revenue Service.

     Certain Shareholders (including, among others, most corporations and certain foreign persons) are exempt from backup withholding requirements. To qualify as an exempt recipient on the basis of foreign status, a Shareholder must submit a properly executed Certificate of Foreign Status (Form W-8 BEN or other appropriate type of Form W-8 along with any required attachment, if any), signed under penalties of perjury, attesting to that person's exempt status. A Form W-8 BEN or other appropriate type of Form W-8 may be obtained from the Depositary. Generally, a foreign person will be able to avoid backup withholding with respect to payments that are considered made in exchange for tendered Shares only if such person (1) is neither a citizen nor a resident of the United States, (2) has not been and reasonably does not expect to be present in the United States for a period aggregating 183 days or more during the calendar year, and (3) is not and reasonably expects not be engaged in a trade or business within the United States to which the gain on the sale of the Shares would be effectively connected or, if an income tax treaty applies and so provides, the gain on the sale is not attributable to a U.S. permanent establishment maintained by such person.

     If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the Shareholder with respect to shares purchased pursuant to the Offer. Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of persons subject to backup withholding provided that the required information is given to the Internal Revenue Service. If backup withholding results in an overpayment of the tax, a refund generally may be obtained by the Shareholder upon filing an income tax return with the Internal Revenue Service.

     A SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISER AS TO HIS OR HER QUALIFICATION FOR EXEMPTION FROM THE BACKUP WITHHOLDING REQUIREMENTS AND THE PROCEDURE FOR OBTAINING AN EXEMPTION.

     Shareholders are required to give the Depositary the taxpayer identification number of the record owner of the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on IRS Form W-9.

     13. ODD LOTS. As described in Section 1 of the Offer, the Fund will purchase Shares validly tendered and not properly withdrawn prior to the Expiration Date by any shareholder who owns beneficially or of record an aggregate of not more than 99 Shares (an "Odd Lot Holder"). This preference will not be available unless the item captioned "Odd Lots" is completed.


------------------------------------------------------------------------------------

                              Name------------------------------    -----------------------
                                                                      Account number(s)
  SUBSTITUTE                                                             (optional)
                              Address---------------------------   -----------------------
  FORM W-9
                              ----------------------------------    Social security number
                                                                              OR
                              ----------------------------------   -----------------------
 DEPARTMENT OF THE            PART 1-PLEASE PROVIDE YOUR TIN IN     Employer identification
 TREASURY                     THE BOX AT RIGHT AND CERTIFY BY               number
 INTERNAL REVENUE SERVICE     SIGNING AND DATING BELOW.


  PAYER'S REQUEST FOR TAXPAYER                                      -----------------------
  IDENTIFICATION NUMBER                                               Awaiting TIN [_]
  ("TIN") AND CERTIFICATION
                              ----------------------------------------------------------
                              Part 2-Certification. Under penalties of perjury,
                              I certify that:


                              1.   The number shown on this form is my correct TIN (or I
                                   am waiting for a number to be issued to me), and

                              2.   I am not subject to backup withholding because (a) I
                                   am exempt from backup  withholding or (b) I have not
                                   been notified by the Internal Revenue Service ("IRS")
                                   that I  am subject to backup withholding as a  result
                                   of a failure to  report  all  interest  or  dividends
                                   or (c) the IRS has notified me  that I  am  no longer
                                   subject to backup withholding and

                              3.   I am a U.S. person (including a U.S. resident alien).
                              ----------------------------------------------------------

                              CERTIFICATION  INSTRUCTION.--YOU  MUST CROSS OUT ITEM 2 ABOVE
                              IF YOU HAVE BEEN  NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY
                              SUBJECT TO BACKUP  WITHHOLDING  BECAUSE YOU FAILED TO REPORT
                              ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN.

                              SIGNATURE---------------------    DATE---------------------
-------------------------------------------------------------------------------

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU DO NOT HAVE
                        A TAXPAYERS IDENTIFICATION NUMBER

-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


 I certify, under penalties of perjury, that a TIN has not been issued to me and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a TIN within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a TIN.

 ------------------------------------      ------------------------------------
                SIGNATURE                                   DATE
-------------------------------------------------------------------------------

  NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31%
     OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.


  IMPORTANT: This Letter of Transmittal (together with certificates for Shares and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depositary prior to 12:00 midnight Eastern time, on February 28, 2001, at the appropriate address set forth below:



                                     THE DEPOSITARY FOR THE OFFER IS:
                                                 PFPC INC.

                                           DEPOSITARY ADDRESSES:

        BY FIRST CLASS MAIL:             BY REGISTERED, CERTIFIED                       BY HAND:
                                            OR EXPRESS MAIL OR
                                            OVERNIGHT COURIER:
               PFPC Inc.                         PFPC Inc.                  Securities Transfer & Reporting
c/o EquiServe Trust Company, N.A     c/o EquiServe Trust Company, N.A.               Services, Inc.
      Attn: Corporate Actions             Attn: Corporate Actions          c/o EquiServe Trust Company, N.A.
            P.O. Box 43025                  40 Campanelli Drive                    100 William Street
     Providence, RI 02940-3025              Braintree, MA 02184                    New York, NY 10038


   Any questions or requests for assistance or additional copies of this Letter of Transmittal, the Offer to Purchase, the Notice of Guaranteed Delivery and other accompanying materials may be directed to the Information Agent at its telephone number and location listed below. Shareholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:
                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                                 17 State Street

                            New York, New York 10004

                             Toll Free: 888-449-2643

                                       or

                           Call Collect: 212-440-9800

                            Attention: Artie Kenniff